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                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                     SUPPLEMENT DATED JULY 19, 1999 TO THE

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 20, 1998

The third paragraph on the front cover is revised as follows:

"This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") dated October 20, 1998, as supplemented on July 19, 1999, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon oral or written request without charge. Copies of the Prospectus can be obtained by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus."

Code #10051-1098 ALL